UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 3, 2025

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Board of Directors of Aware, Inc. (“Aware”) appointed Ajay Amlani to serve as Chief Executive Officer and President of Aware and as a Class III member of the Board of Directors of Aware, effective February 3, 2025 (the “Effective Date”). Mr. Amlani, age 50, previously served as Head of the Americas at iProov, a digital identity company based in London, from August 2022 through January 2025. Prior to that position, from September 2021 through August 2022, he was Chief Strategy Officer and General Manager of the Digital Identity Business Unit at Credence Management Solutions, a provider of management consulting, engineering, and technology services to federal agencies and commercial clients. From August 2019 through April 2021, Mr. Amlani served as Senior Vice President Corporate Strategy and Development and General Manager of Commercial Business at IDEMIA, a biometric identification and security company.

Mr. Amlani is also a Senior Advisor at The Chertoff Group, where he has worked with U.S. counterterrorism and Department of Defense leaders. Mr. Amlani served in the U.S. government between 2016 and 2019, first under Secretary of Defense Ash Carter and then under Secretary James Mattis, to launch the Defense Innovation Unit, a Silicon Valley-based unit of the Department of Defense established to modernize the U.S. military with better technology. Mr. Amlani founded and developed several identity platforms. He cofounded the original company that went on to become CLEAR, which now serves millions of Americans with airport fast-line and identity verification services, and YOU Technology, a mobile-first, retailer-focused identity and loyalty platform.

The Aware Board believes that Mr. Amlani’s extensive industry and leadership experience will be of benefit to Aware’s Board and shareholders.

In connection with Mr. Amlani’s appointment, David K. Traverse resigned his positions as Interim Chief Executive Officer and President of Aware, effective February 3, 2025. Mr. Traverse remains Aware’s Chief Financial Officer.

On February 3, 2025, Aware and Mr. Amlani entered into an Employment Agreement (the “Amlani Employment Agreement”). Pursuant to the Amlani Employment Agreement, Mr. Amlani will receive the following compensation: (a) an annual base salary of $400,000, (b) annual cash incentive compensation as determined by the Board or the Compensation Committee with an initial target annual incentive compensation up to 50% of his base salary and tied to Company performance targets as determined by the Compensation Committee, (c) a signing bonus of $75,000 with a pro-rated portion of the signing bonus repayable by Mr. Amlani to Aware if within two years after the Effective Date his employment is terminated by Aware for “Cause” or he resigns his employment with the Company without “Good Reason”, (d) a stock option exercisable for 848,157 shares of Aware’s common stock, with an exercise price of $1.70 per share and vesting over four years (25% vesting on the first anniversary of the Effective Date and thereafter in 36 equal monthly installments), (e) a stock option exercisable for 106,020 shares of Aware’s common stock, with an exercise price of $1.70 per share and vesting on the first anniversary of the Effective Date if certain year-over-year bookings growth occurs for Aware in 2025, and (f) a stock option exercisable for 106,020 shares of Aware’s common stock, with an exercise price of $1.70 per share and vesting on the second anniversary of the Effective Date if certain year-over-year bookings growth occurs for Aware in 2026.

Subject to Mr. Amlani signing and delivering to Aware a release of claims, Mr. Amlani will also be eligible to receive compensation upon termination of Mr. Amlani’s employment by Aware without “Cause” or by Mr. Amlani for ”Good Reason” as follows: (a) an amount equal to Mr. Amlani’s base salary paid during the twelve (12) months immediately preceding the termination of Mr. Amlani’s employment with Aware and (b) Aware paying the difference between the cost of COBRA continuation coverage, should Mr. Amlani elect to receive it, for Mr. Amlani and any dependent who received health insurance coverage prior to termination of Mr. Amlani’s employment with Aware, and any premium contribution amount applicable to Mr. Amlani as of such termination, for a period of twelve (12) months following the date of termination of Mr. Amlani’s employment with Aware.

Pursuant to the change of control provisions in the Amlani Employment Agreement, upon a “Change of Control,” (a) all time-based stock options and any other time-based stock awards held by Mr. Amlani shall immediately accelerate and become fully exercisable or nonforfeitable and (b) any performance-based equity awards held by Mr. Amlani shall be treated as specified in any such award agreement and if not so specified, shall be deemed to have been achieved at target. In addition, if Mr. Amlani’s employment is terminated during the eighteen (18) month period following a “Change of Control” by Aware without “Cause” or by Mr. Amlani for “Good Reason”, subject to Mr. Amlani signing and delivering to Aware a release of claims, Mr. Amlani will receive from Aware: (i) a lump-sum amount equal to Mr. Amlani’s base annual salary paid during the twelve (12) months immediately preceding the termination of Mr. Amlani’s employment with Aware, (ii) a lump-sum amount equal to Mr. Amlani’s target bonus for the year in which the termination of employment occurs, and (iii) the difference between the cost of COBRA continuation coverage, should Mr. Amlani elect to receive it, for Mr. Amlani and any dependent who received health insurance coverage prior to termination of Mr. Amlani’s employment with Aware, and any premium contribution amount applicable to Mr. Amlani as of such termination, for a period of twelve (12) months following the date of termination of Mr. Amlani’s employment with Aware.

A copy of the Amlani Employment Agreement is attached as Exhibit 10.1 to this Report. The foregoing summary of the Amlani Employment Agreement is qualified in its entirety by reference to the Amlani Employment Agreement.

On February 4, 2025, Aware issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing that Mr. Amlani had become Chief Executive Officer and President of Aware.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description

10.1	Employment Agreement dated as of February 3, 2025 by and between Aware, Inc. and Ajay Amlani

99.1 104	Press Release dated February 4, 2025 Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: February 4, 2025	By:	/s/ David K. Traverse
David K. Traverse
Chief Financial Officer